HERITAGE EQUITY FUNDS:
                       HERITAGE CAPITAL APPRECIATION TRUST
                          HERITAGE INCOME-GROWTH TRUST
                              HERITAGE SERIES TRUST

   SUPPLEMENT DATED SEPTEMBER 2, 1999 TO THE PROSPECTUS DATED JANUARY 4, 1999


                   ADDITION TO WAIVER OF CLASS A SALES CHARGES
                   -------------------------------------------

      The following paragraph supplements the section "Waiver of Class A Sales Charge" on page 25 of the Prospectus:

          In addition, Class A shares may be sold at net asset value without any sales charges to participants of retirement plans which have at least 100 participants or $50 million dollars. Heritage may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter, by these plans. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage will retain the initial year's Rule 12b-1 fees.


      The following information replaces the current section titled "CDSC Waivers" on page 25 of the Prospectus:

          CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

          o    to make certain distributions from retirement plans,
          o because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
          o to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
          o to close out shareholder accounts that do not comply with the minimum balance requirements.